Exhibit 99.2

STUDIES OF TELAVANCIN IN cSSSI G. Ralph Corey, MD Duke Clinical Research Institute Niagara-on-the-Lake October 10, 2006

Disclosures Consultant / Research Support: Cubist Pharmaceuticals, Inc. Theravance, Inc.

Background

cSSSIs: A Worsening Medical Problem Staphylococcal skin and soft tissue infections - more frequent and serious medical problem for both outpatients and inpatients Until recently cellulitis, wound infections and abscesses managed using “traditional” antibiotics: β-lactams, macrolides, fluoroquinolones Recent epidemic of CA-MRSA has forced a significant change in standard patient care

CA-MRSA Now the most prevalent cause of outpatient SSSI in many parts of the country/world Spread by skin-to-skin contact/contaminated surfaces/shared items Staphylococcal Cassette Chromosome (SCC) mec type IV/V; Panton-Valentine Leukocidin (PVL) often present Resistant to b-lactams and often to macrolides, fluoroquinolones

CA-MRSA Skin Lesion

Telavancin Telavancin was specifically designed to outperform vancomycin in the treatment of S. aureus infections Telavancin is an intravenously administered lipoglycopeptide active against Gram-positive bacteria

Unique Multifunctional Mechanism of Action Membrane Cell Wall n Transpeptidation Cross-linked Peptidoglycan TG TP PBP Transglycosylation X Telavancin D-Ala-D-Ala-Tri Inhibition of cell wall synthesis AND disruption of plasma membrane barrier functions Telavancin ATP K+ H+ -PP D-Ala-D-Ala-Tri -PP -D-Ala-D-Ala-Tri Telavancin Cytoplasm -D-Ala-Tri D-Ala-Tri X Vancomycin TG TP PBP

Telavancin Disrupts Both Bacterial Cell Wall and Membrane Integrity

Telavancin: Summary of Microbiologic and Pharmacologic Characteristics Low MICs versus a broad spectrum of Gram-positive pathogens including drug-resistant pathogens Rapid bactericidal activity/Concentration-dependent killing Prolonged post antibiotic effect Intracellular and extra-cellular killing Good tissue penetration Superior efficacy in neutropenic animal models

Telavancin In Vitro Bactericidal Activity against MRSA All agents were tested at 8 x MIC. 0 4 8 12 16 20 24 0 1 2 3 4 5 6 7 8 9 10 Time (hr) Log (CFU/ml) Pace et al. (2003). AAC 47:3602 Growth Control 2 Linezolid 1 Vancomycin 0.5 Telavancin

Telavancin Plasma Concentrations vs. MIC90 for MRSA TLV MIC90 MRSA = 0.5mg/ml Steady State Concentrations in cSSSI Patients - TLV 10 mg/kg Stryjewski et al. (2006). AAC 50:862 0 10 20 1 10 100 Time (hr) TLV Plasma Concentration ( m g/mL)

Study Design – ATLAS 1 & 2 Identical double-blind, randomized (1:1), active-controlled, multinational studies Evaluation of efficacy / safety: Telavancin - 10 mg/kg IV q 24hr; or Vancomycin - 1 gm IV q 12 hr (adjusted per site SOP) Patients enrolled at 129 sites in 21 countries Pts with cSSSI due to GPC requiring intravenous treatment for ≥ 7 days 1,867 patients received at least 1 dose of study medication

Study Objectives Primary Endpoints Clinical cure rate in each study in the Clinically Evaluable population Clinical cure rate in combined MRSA population Secondary endpoints Overall response rate (combination of clinical & microbiologic) Cure rates by pathogen Microbiologic eradication rates Safety

Analysis Populations 527 (71%) † 745 (80%)* 680 (73%)* 928 (100%) Telavancin 1063 536 (72%)† Microbiologically Evaluable (ME) 1489 744 (79%)* Clinically Evaluable (CE) 1383 703 (75%)* Modified All-Treated (MAT) 1867 939 (100%) All-Treated (AT) TOTAL Vancomycin * Percent of AT † Percent of CE

Clinically Evaluable N=1489 Microbiologically Evaluable N=1063 Patient Populations – ATLAS 1 & 2 S. aureus N=929 MRSA N=579 MSSA N=357 62% 38%

CE Population Overall Therapeutic Response Clinical Response Microbiological Eradication Efficacy Endpoints

Baseline Demographic & Disease Characteristics 20% 14% 6% 22% 14% 5% Hispanic Black Asian 69 : 31 68 : 32 US: Non-US Race 12% 12% CrCl < 50 mL / min Renal Function 39% 25% 38% 25% Obese (BMI>30) Diabetic 85.3 kg 86.7 kg Mean Weight 60:40 56:44 Male: Female 19% 19% Age 65 yr or greater 48.7 yr 48.8 yr Mean Age Vancomycin Telavancin N = 928 N = 939

Distribution of Infection Types in ATLAS 1% (8) 2% (12) Infected Burn 4% (33) 5% (38) Infected Ulcer 14% (101) 15% (110) Wound Infection 39% (291) 36% (266) Deep / Extensive Cellulitis 42% (311) 43% (319) Major Abscesses VAN (N=744) TLV (N=745) ATLAS 1 + 2 42% 38% 14% 5% 1% CE Population Infected Burn Infected Ulcer Wound Infection Major Abscesses Deep/Extensive Cellulitis

MRSA Enrollment Underscores the Change in Incidence 2006 2004 2002 2000 Year of Study 14% 64 Daptomycin 2% 3* Linezolid 62% 579 Telavancin 21% 71 Tigecycline % MRSA Patients # MRSA Patients Number and Percent of S. aureus Patients Infected with MRSA in Phase 3 Double-Blind Registrational Studies for cSSSI * Linezolid registrational program included an additional open-label study of 116 MRSA patients (66 with cSSSI)

Clinical Response in Clinically Evaluable Patients 87.1% (744) 88.3% (745) ATLAS 1+2 87.6% (395) 88.7% (399) ATLAS 2 86.5% (349) 87.9% (346) ATLAS 1 VAN % Success (N) TLV % Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin -3.6 6.3 1.3 -3.4 1.1 5.6 -2.1 4.6 1.2 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Clinical Response in S. aureus (ATLAS 1+2) 87.5% (176) 88.4% (181) MSSA 86.4% (301) 90.6% (278) MRSA 86.9% (473) 89.9% (456) SA (all) VAN% Success (N) TLV% Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin 3.0 -1.1 4.1 9.3 -5.8 7.7 0.9 7.3 -1.3 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Clinical Response in MRSA 86.4% (301) 90.6% (278) ATLAS 1+2 87.1% (163) 93.2% (162) ATLAS 2 85.5% (138) 87.1% (116) ATLAS 1 VAN% Success (N) TLV % Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin -6.9 10.0 1.6 -0.3 6.1 12.5 -1.1 9.3 4.1 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Microbiologic Eradication in MRSA 85.4% (301) 89.9% (278) ATLAS 1+2 85.9% (163) 92.0% (162) ATLAS 2 84.8% (138) 87.1% (116) ATLAS 1 VAN % Success (N) TLV % Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin -6.3 10.8 2.3 -0.7 6.1 12.9 -0.9 9.8 4.4 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Overall Therapeutic Response in MRSA 84.7% (301) 89.9% (278) ATLAS 1+2 84.7% (163) 92.0% (162) ATLAS 2 84.8% (138) 87.1% (116) ATLAS 1 VAN % Success (N) TLV % Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin -6.3 10.8 2.3 0.4 7.3 14.2 -0.3 10.5 5.1 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Summary of Clinical, Microbiologic and Overall Therapeutic Responses 86.4% (301) 90.6% (278) Clinical Response in MRSA 84.7% (301) 89.9% (278) Overall Therapeutic Response in MRSA 85.4% (301) 89.9% (278) Microbiological Eradication in MRSA 86.2% (536) 88.6% (527) Overall Therapeutic Response in ME Patients 87.1% (744) 88.3% (745) Clinical Response in CE Patients VAN % Success (N) TLV % Success (N) -15 -10 -5 0 5 10 15 Favors Vancomycin Favors Telavancin 1.2 -1.1 4.1 9.3 -0.3 10.5 5.1 4.6 -2.1 -1.6 2.4 6.4 -0.9 4.4 9.8 Difference in Success Rates (TLV - VAN, %) with 95% Confidence Interval

Common Adverse Events and Side Effects 3% 13% Foamy Urine 7% 33% Altered / Metallic Taste 13% 14% Headache 9% 10% Insomnia 7% 10% Constipation 8% 7% Diarrhea 13% 6% Pruritus 6% 6% Dizziness 7% 0% 14% <1% Vomiting Severe 15% <1% 27% <1% Nausea Severe Vancomycin Telavancin Adverse Event / Side Effect

Safety Profile <1% <1% Deaths 6% 1% 8% 2% D/C due to AE’s D/C due to SAE’s 4% 7% Serious Adverse Events Vancomycin Telavancin

Safety Renal Renal adverse events (TLV: 2.5%; VAN: 0.5%) In patients with a serious renal adverse event (<1%), the event had resolved, or was resolving, at last visit. Electrocardiogram Prolonged QTc interval by >60 msec: 1% in TLV vs. 0.5% in VAN QTc >500 msec: 1 TLV patient vs. 2 VAN patients No cardiac events attributable to QT prolongation

Conclusions Telavancin was shown to be as effective as vancomycin for the treatment of cSSSI. Rates of clinical response, microbiologic eradication and overall response consistently favored telavancin. Safety profile compatible with treatment of serious infections due to resistant bacteria.